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                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Elizabeth Gottfried and Matthew Audette, as a true and lawful attorney-in-fact and agent of E*TRADE Funds ("Trust") with full power of substitution and re-substitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, granting unto said attorney-in-fact and agent full power and authority to sign the Registration Statement on Form N-14 of the Trust related to the reorganization of the Kobren Insight Funds with and into two series of the Trust, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Trustee of the Trust, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

            NAME                           TITLE                    DATE
            ----                           -----                    ----
/s/ Cheryl A. Burgermeister    Trustee                        September 1, 2006
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Cheryl A. Burgermeister

/s/ Arthur Dubroff             Trustee                        September 1, 2006
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Arthur Dubroff

/s/ Steven Grenadier           Trustee                        September 1, 2006
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Steven Grenadier

/s/ George Rebhan              Trustee                        September 1, 2006
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George Rebhan

/s/ Dennis Webb                Trustee                        September 1, 2006
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Dennis Webb